Filed pursuant to Rule 497(e)
Registration Nos. 333-47508; 811-6653

The Jensen Portfolio, Inc. dba Jensen Quality Growth Fund

Supplement to the
Statement of Additional Information
dated September 30, 2014

February 12, 2015

Val E. Jensen, a director and chairman of the board of directors of The Jensen Portfolio, Inc. dba Jensen Quality Growth Fund (the “Fund”), and a founder of the Fund, retired from service as director and chairman on February 5, 2015.  Robert E. Harold, a Fund director since September 2000 and the Fund’s lead independent director since 2006, has been appointed as the new chairman of the Fund’s board of directors.  As chairman, Mr. Harold will assume all of the governance responsibilities allocated between the Fund’s chairman and lead independent director described under “MANAGEMENT OF THE FUND—Board Leadership Structure” beginning on page 4 of the Statement of Additional Information.

Any portion of the Fund’s Statement of Additional Information not specifically addressed in this supplement remains unchanged.

Please retain this supplement for future reference.